UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-33777 Commission File Number	74-2949620 (I.R.S. Employer Identification No.)

300 East Sonterra Boulevard Suite 1220 San Antonio, Texas (Address of principal executive offices)		78258 (Zip Code)

Registrant’s telephone number, including area code:  (210) 545-5994

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10 and June 16, 2009, South Texas Oil Company (the “Company”) entered into and closed Securities Purchase Agreements (the “Securities Purchase Agreements”) with eight individual investors (the “Buyers”), pursuant to which, among other things, the Company issued and sold to the Buyers Convertible Notes in an aggregate original principal amount of $555,000 (the “Convertible Notes”). The Convertible Notes carry an interest rate of 14% per annum payable monthly in cash and mature in June 2011.

In connection with the issuance of the Convertible Notes, the Company issued to the Buyers five-year Warrants (the “Warrants”) to purchase an aggregate  number of shares of the Company’s common stock (“Common Stock”) equal to one share for each $1.00 of principal amount of the Convertible Notes purchased.  The exercise price for the Warrants is fixed at $0.50 per share.

The Convertible Notes were sold only in the United States to qualified accredited buyers in transactions exempt from the registration requirements of the Securities Act of 1933, as amended.  None of the Convertible Notes, the Warrants, the shares of Common Stock into which the Convertible Notes are convertible, or the shares of Common Stock for which the Warrants may be exercised, have been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, or in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended.

The Convertible Notes are convertible by the holders thereof, ninety (90) days after their original issuance, into shares of Common Stock at a fixed conversion price equal to $0.50.  The number of shares of Common Stock issuable upon conversion of each One ($1.00) Dollar of Convertible Note principal shall equal (i) One ($1.00) Dollar (ii) divided by the conversion price, or $0.50.  The Convertible Notes are secured by certain of the Company’s and its subsidiaries’ real property interests in specified wells (the “Collateral Assets”) and the Buyers’ security interests in the Collateral Assets are pari passu with the security interests in the Collateral Assets of the Company’s existing senior secured debt holders, Longview Marquis Master Fund, L.P. (“Marquis”) and Summerview Marquis Fund, L.P. (“Summerview”).  Subject to certain conditions, including a condition relating to requirements of the NASDAQ Global Market, the Company will have a call option to convert the Convertible Notes into Common Stock at the fixed conversion price at any time after the Company’s common stock (i) closes at a price exceeding $1.00 for any 20 consecutive trading days (the “Lookback Period”), and (ii) the reported daily trading volume of the Common Stock during each trading day during the Lookback Period is not less than 100,000 shares of Common Stock per day.  The Company further has the option to redeem the same percentage of the outstanding principal balance of each Convertible Note, plus accrued interest on the redeemed principal amount for each such Convertible Note, upon five days notice to the Buyers.

The Collateral Assets will be subject to mortgages.  Certain subsidiaries of the Company will guaranty the obligations of the Company under the Convertible Notes and other transaction documents pursuant to a Guaranty.  In conjunction with the transactions described in the Securities Purchase Agreements, the Company entered into Waiver and Amendment Agreements with Marquis and Summerview, pursuant to which the parties thereto amended and waived certain provisions and covenants specified therein, including the extension of the maturity date of the senior secured notes held by Marquis and Summerview to March 2010, and the increase in the interest rate of each of such senior secured notes to 13%.

The Company intends to use the proceeds from the transactions set forth in the Securities Purchase Agreements to fund a portion of the Company’s 2009 capital expenditure budget, for potential acquisitions, and to provide working capital for general corporate purposes.

The foregoing summary does not purport to be a complete description of the Securities Purchase Agreements, the Convertible Notes, the Warrants, any of the other related transaction documents or any of the related transactions contemplated thereby and is qualified in its entirety by reference to the Securities Purchase Agreements, the Convertible Notes, the Warrants and other ancillary agreements, copies of which are attached hereto as Exhibits 99.1 through 99.10 and are incorporated herein by reference. A press release announcing the closing of the transaction is attached hereto as Exhibit 99.11.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 10, 2009 and June 16, 2009, the Company issued the Convertible Notes in an aggregate original principal amount of $555,000, which Convertible Notes bear interest at a rate of 14% per annum, payable monthly in cash and mature in June 2011. For a more detailed discussion of the Convertible Notes, see Item 1.01 above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Securities Purchase Agreement between South Texas Oil Company and Buyers, dated as of June 10, 2009.
99.2	Securities Purchase Agreement between South Texas Oil Company and Buyers, dated as of June 16, 2009.
99.3	Form of Convertible Note
99.4	Form of Warrant
99.5	Form of Mortgage
99.6	Form of Guaranty
99.7	Form of Intercreditor Agreement (first closing)
99.8	Form of Amendment to Intercreditor Agreement (second closing)
99.9	Form of June 2009 Waiver and Amendment Agreement (first closing)
99.10	Form of June 2009 Waiver and Amendment Agreement (second closing)
99.11	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH TEXAS OIL COMPANY

Date: June 16, 2009	By:	/s/ MICHAEL J. PAWELEK
Name: Michael J. Pawelek
Title: Chief Executive Officer

Exhibit Number	Description
99.1	Securities Purchase Agreement between South Texas Oil Company and Buyers, dated as of June 10, 2009.
99.2	Securities Purchase Agreement between South Texas Oil Company and Buyers, dated as of June 16, 2009.
99.3	Form of Convertible Note
99.4	Form of Warrant
99.5	Form of Mortgage
99.6	Form of Guaranty
99.7	Form of Intercreditor Agreement (first closing)
99.8	Form of Amendment to Intercreditor Agreement (second closing)
99.9	Form of June 2009 Waiver and Amendment Agreement (first closing)
99.10	Form of June 2009 Waiver and Amendment Agreement (second closing)
99.11	Press Release